SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2003
(Date of earliest event reported)

ALLIANCE FIBER OPTIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 North Pastoria Avenue, Sunnyvale, California		94085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 736-6900

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

     In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished pursuant to “Item 12. Results of Operations and Financial Condition,” of Form 8-K, is instead being furnished under this Item 9.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On July 23, 2003, Alliance Fiber Optic Products, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003

ALLIANCE FIBER OPTIC PRODUCTS, INC.

	By	/s/ Anita K. Ho

	Name:	Anita K. Ho
	Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated July 23, 2003 announcing second quarter 2003 results.